PURCHASE AGREEMENT


         LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), and ERIC E. RYBACK ("Ryback"), intending to be legally bound, hereby agree as follows:

         1. In order to provide the Institutional Shares class of Lindner Dividend Fund, a series of the Trust, with its initial capital, the Fund hereby sells to Ryback and Ryback hereby purchases from the Fund one Institutional Share of beneficial interest in the Lindner Dividend Fund (the "Institutional Share") at $27.53 per share, which is the per share net asset value of the Lindner Dividend Fund on January 31, 1996. The Trust hereby acknowledges receipt from Ryback of $27.53 in full payment for the Institutional Share.

         2. Ryback represents and warrants to the Trust that the Institutional Share is being acquired for investment and not with a view to distribution thereof and that Ryback has no present intention to redeem or dispose of the Institutional Share.

         3. Ryback hereby agrees that it will not redeem the Institutional Share prior to the time that the Trust has completed the amortization of its organizational expenses relating to the Institutional Shares of Lindner Dividend Fund. In the event that the Trust liquidates before the deferred organizational expenses are fully amortized, then the Institutional Shares shall bear their proportionate share of such unamortized organization expenses.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the 1st day of February, 1996.

                                  LINDNER INVESTMENTS

                                  By: /S/ LARRY CALLAHAN
                                  Its:  Vice President


                                  /S/ ERIC E. RYBACK
                                  ERIC E. RYBACK

                              PURCHASE AGREEMENT


         LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), and ERIC E. RYBACK ("Ryback"), intending to be legally bound, hereby agree as follows:

         1. In order to provide the Institutional Shares class of Lindner Growth Fund, a series of the Trust, with its initial capital, the Fund hereby sells to Ryback and Ryback hereby purchases from the Fund one Institutional Share of beneficial interest in the Lindner Growth Fund (the "Institutional Share") at $23.87 per share, which is the per share net asset value of the Lindner Growth Fund on January 31, 1996. The Trust hereby acknowledges receipt from Ryback of $23.87 in full payment for the Institutional Share.

         2. Ryback represents and warrants to the Trust that the Institutional Share is being acquired for investment and not with a view to distribution thereof and that Ryback has no present intention to redeem or dispose of the Institutional Share.

         3. Ryback hereby agrees that it will not redeem the Institutional Share prior to the time that the Trust has completed the amortization of its organizational expenses relating to the Institutional Shares of Lindner Growth Fund. In the event that the Trust liquidates before the deferred organizational expenses are fully amortized, then the Institutional Shares shall bear their proportionate share of such unamortized organization expenses.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the 1st day of February, 1996.

                                  LINDNER INVESTMENTS

                                  By: /S/ LARRY CALLAHAN
                                  Its:  Vice President


                                  /S/ ERIC E. RYBACK
                                  ERIC E. RYBACK

                              PURCHASE AGREEMENT


         LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), and ERIC E. RYBACK ("Ryback"), intending to be legally bound, hereby agree as follows:

         1. In order to provide the Institutional Shares class of Lindner Utility Fund, a series of the Trust, with its initial capital, the Fund hereby sells to Ryback and Ryback hereby purchases from the Fund one Institutional Share of beneficial interest in the Lindner Utility Fund (the "Institutional Share") at $12.53 per share, which is the per share net asset value of the Lindner Utility Fund on January 31, 1996. The Trust hereby acknowledges receipt from Ryback of $12.53 in full payment for the Institutional Share.

         2. Ryback represents and warrants to the Trust that the Institutional Share is being acquired for investment and not with a view to distribution thereof and that Ryback has no present intention to redeem or dispose of the Institutional Share.

         3. Ryback hereby agrees that it will not redeem the Institutional Share prior to the time that the Trust has completed the amortization of its organizational expenses relating to the Institutional Shares of Lindner Utility Fund. In the event that the Trust liquidates before the deferred organizational expenses are fully amortized, then the Institutional Shares shall bear their proportionate share of such unamortized organization expenses.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the 1st day of February, 1996.

                                  LINDNER INVESTMENTS

                                  By: /S/ LARRY CALLAHAN
                                  Its:  Vice President


                                  /S/ ERIC E. RYBACK
                                  ERIC E. RYBACK

                              PURCHASE AGREEMENT


         LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), and ERIC E. RYBACK ("Ryback"), intending to be legally bound, hereby agree as follows:

         1. In order to provide the Institutional Shares class of Lindner Bulwark Fund, a series of the Trust, with its initial capital, the Fund hereby sells to Ryback and Ryback hereby purchases from the Fund one Institutional Share of beneficial interest in the Lindner Bulwark Fund (the "Institutional Share") at $7.10 per share, which is the per share net asset value of the Lindner Bulwark Fund on January 31, 1996. The Trust hereby acknowledges receipt from Ryback of $7.10 in full payment for the Institutional Share.

         2. Ryback represents and warrants to the Trust that the Institutional Share is being acquired for investment and not with a view to distribution thereof and that Ryback has no present intention to redeem or dispose of the Institutional Share.

         3. Ryback hereby agrees that it will not redeem the Institutional Share prior to the time that the Trust has completed the amortization of its organizational expenses relating to the Institutional Shares of Lindner Bulwark Fund. In the event that the Trust liquidates before the deferred organizational expenses are fully amortized, then the Institutional Shares shall bear their proportionate share of such unamortized organization expenses.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the 1st day of February, 1996.

                                  LINDNER INVESTMENTS

                                  By: /S/ LARRY CALLAHAN
                                  Its:  Vice President


                                  /S/ ERIC E. RYBACK
                                  ERIC E. RYBACK

                              PURCHASE AGREEMENT


         LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), and ERIC E. RYBACK ("Ryback"), intending to be legally bound, hereby agree as follows:

         1. In order to provide the Institutional Shares class of Lindner/Ryback Small-Cap Fund, a series of the Trust, with its initial capital, the Fund hereby sells to Ryback and Ryback hereby purchases from the Fund one Institutional Share of beneficial interest in the Lindner/Ryback Small-Cap Fund (the "Institutional Share") at $4.90 per share, which is the per share net asset value of the Lindner/Ryback Small-Cap Fund on January 31, 1996. The Trust hereby acknowledges receipt from Ryback of $4.90 in full payment for the Institutional Share.

         2. Ryback represents and warrants to the Trust that the Institutional Share is being acquired for investment and not with a view to distribution thereof and that Ryback has no present intention to redeem or dispose of the Institutional Share.

         3. Ryback hereby agrees that it will not redeem the Institutional Share prior to the time that the Trust has completed the amortization of its organizational expenses relating to the Institutional Shares of Lindner/Ryback Small-Cap Fund. In the event that the Trust liquidates before the deferred organizational expenses are fully amortized, then the Institutional Shares shall bear their proportionate share of such unamortized organization expenses.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the 1st day of February, 1996.

                                  LINDNER INVESTMENTS

                                  By: /S/ LARRY CALLAHAN
                                  Its:  Vice President


                                  /S/ ERIC E. RYBACK
                                  ERIC E. RYBACK

                              PURCHASE AGREEMENT


         LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), and ERIC E. RYBACK ("Ryback"), intending to be legally bound, hereby agree as follows:

         1. In order to provide the Institutional Shares class of Lindner International Fund, a series of the Trust, with its initial capital, the Fund hereby sells to Ryback and Ryback hereby purchases from the Fund one Institutional Share of beneficial interest in the Lindner International Fund (the "Institutional Share") at $8.60 per share, which is the per share net asset value of the Lindner International Fund on January 31, 1996. The Trust hereby acknowledges receipt from Ryback of $8.60 in full payment for the Institutional Share.

         2. Ryback represents and warrants to the Trust that the Institutional Share is being acquired for investment and not with a view to distribution thereof and that Ryback has no present intention to redeem or dispose of the Institutional Share.

         3. Ryback hereby agrees that it will not redeem the Institutional Share prior to the time that the Trust has completed the amortization of its organizational expenses relating to the Institutional Shares of Lindner International Fund. In the event that the Trust liquidates before the deferred organizational expenses are fully amortized, then the Institutional Shares shall bear their proportionate share of such unamortized organization expenses.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the 1st day of February, 1996.

                                  LINDNER INVESTMENTS

                                  By: /S/ LARRY CALLAHAN
                                  Its:  Vice President


                                  /S/ ERIC E. RYBACK
                                  ERIC E. RYBACK